UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2018 (July 24, 2018)

GREENLAND ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38605	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 906, Tower W1, Oriental Plaza, No. 1 East Chang'an Street

Dongcheng District, Beijing

People’s Republic of China

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (86) 010-53607082

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 27, 2018, Greenland Acquisition Corporation (the “Company”) consummated its initial public offering (“IPO”) of 4,400,000 units (the “Units”), including 400,000 Units issued as partial exercise of the underwriters’ over-allotment option. Each Unit consists of one ordinary share of the Company, no par value per share (the “Ordinary Shares”), one warrant of the Company (“Warrant”), with each Warrant entitling the holder thereof to purchase one-half of one Ordinary Share for $11.50 per whole share and one right to receive one-tenth (1/10) of one ordinary share upon consummation of the Company’s initial business combination. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $44,000,000.

In connection with the IPO, the Company entered into the following agreements, some of which were forms previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-226001) for the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on June 29, 2018 (as amended, the “Registration Statement”):

●

An Underwriting Agreement, dated July 24, 2018, by and between the Company and the representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●

A Warrant Agreement, dated July 24, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●

A Rights Agreement, dated July 24, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent, a copy of which is attached as Exhibit 4.2 hereto and incorporated herein by reference.

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An Investment Management Trust Agreement, dated July 24, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

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A Registration Rights Agreement, dated July 24, 2018, by and between the Company, Greenland Asset Management Corporation (the “Sponsor”) and the holders party thereto, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	Letter Agreement, dated July 24, 2018, by and among the Company, its officers, its directors and the Sponsor, a copy of which are attached as Exhibit 10.3 hereto and incorporated herein by reference.

●

An Administrative Services Agreement, dated July 24, 2018, by and between the Company and Puhui Wealth Investment Management (Beijing) Co., Ltd., a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Unit Subscription Agreement, dated June 28, 2018, by and between the Company and the Sponsor and the Unit Subscription Agreement, dated June 28, 2018, by and between the Company and Chardan Capital Markets, LLC (“Chardan”), the Company completed the private sale of an aggregate of 282,000 units, including 12,000 units purchased in connection with the underwriters’ partial exercise of the over-allotment option (the “Private Placement Units”), 260,000 of which were sold to the Sponsor and 22,000 to Chardan, at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $2,820,000. The Private Placement Units are identical to the Units sold in the IPO, except that warrants that are part of the Private Placement Units are not redeemable by the Company so long as they are held by the original holders or their permitted transferees. In addition, for as long as the warrants that are part of the Private Placement Units are held by Chardan or its designees or affiliates, they may not be exercised after five years from the effective date of the Registration Statement. No underwriting discounts or commissions were paid with respect to such sales. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On July 25, 2018, in connection with the IPO, the Company filed its Second Amended and Restated Memorandum and Articles of Association in the British Virgin Islands, effective the same day. The terms of the Second Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Second Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $44,000,000, comprised of $41,180,000 of the proceeds from the IPO and $2,820,000 of the proceeds of the sale of the Private Placement Units, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 12 months (or up to 21 months if the Company extends the period of time to consummate a business combination, as described in more detail in the Registration Statement) from the closing of the IPO or (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 12 months (or up to 21 months if the Company extends the period of time to consummate a business combination, as described in more detail in the Registration Statement) from the closing of the IPO, subject to applicable law.

On July 24, 2018, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On July 27, 2018, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Chardan will not exercise the remainder of the over-allotment option and as a result 50,000 Ordinary Shares were forfeited by the Sponsor.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated July 24, 2018, by and among the Company and the representatives of the several underwriters.
3.1	Second Amended and Restated Memorandum and Articles of Association.
4.1	Warrant Agreement, dated July 24, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
4.2	Rights Agreement, dated July 24, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent.
10.1	Investment Management Trust Agreement, dated July 24, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as trustee
10.2	Registration Rights Agreement, dated July 24, 2018, by and among the Company, the Sponsor and the holders party thereto.
10.3	Letter Agreement, dated July 24, 2018, by and among the Company, its officers, its directors and the Sponsor.
10.4	Administrative Services Agreement, dated July 24, 2018, by and between the Company and Puhui Wealth Investment Management (Beijing) Co., Ltd.
99.1	Press Release, dated July 24, 2018.
99.2	Press Release, dated July 27, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 30, 2018	GREENLAND ACQUISITION CORPORATION

	By:	/s/ Yanming Liu
Name: Yanming Liu
Title: Chief Executive Officer